Exhibit 99.2

Investors and Media:

Shantanu Agrawal

(630) 824-1907

SUNCOKE ENERGY, INC. ANNOUNCES PRICING OF $500,000,000 SENIOR SECURED NOTES

Lisle, Ill. (June 8, 2021) – SunCoke Energy, Inc. (NYSE: SXC) (the “Company”) announced today that it has successfully priced its offering of $500 million aggregate principal amount of senior secured notes due 2029 (the “Notes”). The notes will bear an interest at an annual rate of 4.875% and will be issued at a price of 100 percent of face value. The offering is expected to close on June 22, 2021, subject to customary closing conditions. The Notes will pay interest semi-annually and will mature on June 30, 2029.

The notes will be fully and unconditionally guaranteed on a senior secured basis by the Company’s existing and future domestic subsidiaries that guarantee the Company’s revolving credit facility or certain other debt, which do not include certain “excluded subsidiaries”, subject to the terms of the indenture governing the Notes. Additionally, the Notes and the note guarantees will be secured on an equal and ratable basis with the Company’s revolving credit facility by first-priority liens, subject to permitted liens, on substantially all of the Company’s and the guarantors’ assets, other than certain “excluded assets.”

As previously announced, the Company and certain of its domestic, wholly-owned subsidiaries intend to enter into an amendment to its existing revolving credit agreement to, among other things, downsize the borrowing capacity to $350 million and extend the maturity date to June 2026. The effectiveness of the amendment and extension of the revolving credit agreement is subject to the satisfaction of certain conditions, including the consummation of the notes offering and the paydown of debt contemplated by the use of the proceeds therefrom.

SunCoke Energy, Inc. intends to use the net proceeds from the offering, together with borrowings under the amended revolving credit facility to redeem all of SunCoke Energy Partners Finance Corp.’s outstanding 7.500% Senior Unsecured Notes due 2025 (“2025 Notes”). SunCoke Energy Partners Finance Corp. is an indirect, wholly-owned subsidiary of the Company, and the 2025 Notes are fully and unconditionally guaranteed by the Company.

This news release does not constitute a notice of redemption for the 2025 Notes. This news release is neither an offer to sell nor a solicitation of an offer to buy the Notes or any other securities and shall not constitute an offer to sell or a solicitation of an offer to buy, or a sale of, the Notes or any other securities in any jurisdiction in which such offer, solicitation or sale would be unlawful.

The Notes and related guarantees were offered and will be sold only to qualified institutional buyers in reliance on the exemption from registration set forth in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States to non-U.S. persons in reliance on the exemption from registration set forth in Regulation S under the Securities Act. The Notes and the related guarantees have not been and will not be registered under the Securities Act, or the securities laws of any state or other jurisdiction, and may not be offered or sold in the United States without registration or an applicable exemption from the Securities Act and applicable state securities or blue sky laws and foreign securities law.

ABOUT SUNCOKE ENERGY, INC.

SunCoke Energy, Inc. (NYSE: SXC) supplies high-quality coke used in the blast furnace production of steel, under long-term, take-or-pay contracts that pass through commodity and certain operating costs to customers. We utilize an innovative heat-recovery technology that captures excess heat for steam or electrical power generation. Our cokemaking facilities are located in Illinois, Indiana, Ohio, Virginia and Brazil. We have more than 60 years of cokemaking experience serving the integrated steel industry. In addition, we provide export and domestic material handling services to coke, coal, steel, power and other bulk and liquids customers. Our logistics terminals have the collective capacity to mix and transload more than 40 million tons of material each year and are strategically located to reach Gulf Coast, East Coast, Great Lakes and international ports.

FORWARD-LOOKING STATEMENTS

This press release contain “forward-looking statements” (as defined in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended). Such forward-looking statements include statements that are not strictly historical facts, and include, among other things, statements regarding: our expectations of financial results, condition and outlook; anticipated effects of the COVID-19 pandemic and responses thereto, including the pandemic’s impact on general economic and market conditions, as well as on our business, our customers, our results of operations and financial condition; anticipated actions to be taken by management to sustain SunCoke during the economic uncertainty caused by the pandemic and related business actions; and anticipated actions by governments to contain the spread of COVID-19 or mitigate the severity thereof.

Forward-looking statements often may be identified by the use of such words as “believe,” “expect,” “plan,” “project,” “intend,” “anticipate,” “estimate,” “predict,” “potential,” “continue,” “may,” “will,” “should,” or the negative of these terms, or similar expressions. Forward-looking statements are inherently uncertain and involve significant known and unknown risks and uncertainties (many of which are beyond the control of SunCoke) that could cause actual results to differ materially. Such risks and uncertainties include, but are not limited to domestic and international economic, political, business, operational, competitive, regulatory and/or market factors affecting SunCoke, as well as uncertainties related to: pending or future litigation, legislation or regulatory actions; liability for remedial actions or assessments under existing or future environmental regulations; gains and losses related to acquisition, disposition or impairment of assets; recapitalizations; access to, and costs of, capital; the effects of changes in accounting rules applicable to SunCoke; and changes in tax, environmental and other laws and regulations applicable to SunCoke’s businesses.

Currently, such risks and uncertainties also include: SunCoke’s ability to manage its business during and after the COVID-19 pandemic; the impact of the COVID-19 pandemic on SunCoke’s results of operations, revenues, earnings and cash flows; SunCoke’s ability to reduce costs and capital spending in response to the COVID-19 pandemic; SunCoke’s balance sheet and liquidity throughout and following the COVID-19 pandemic; SunCoke’s prospects for financial performance and achievement of strategic objectives following the COVID-19 pandemic; capital allocation strategy following the COVID-19-related outbreak; and the general impact on our industry and on the U.S. and global economy resulting from COVID-19, including actions by domestic and foreign governments and others to contain the spread, or mitigate the severity, thereof.

Forward-looking statements are not guarantees of future performance, but are based upon the current knowledge, beliefs and expectations of SunCoke management, and upon assumptions by SunCoke concerning future conditions, any or all of which ultimately may prove to be inaccurate. The reader should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. SunCoke does not intend, and expressly disclaims any obligation, to update or alter its forward-looking statements (or associated cautionary language), whether as a result of new information, future events or otherwise after the date of this press release except as required by applicable law.

In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, SunCoke has included in its filings with the Securities and Exchange Commission cautionary language identifying important factors (but not necessarily all the important factors) that could cause actual results to differ materially from those expressed in any forward-looking statement made by SunCoke. For information concerning these factors, see SunCoke’s Securities and Exchange Commission filings such as its annual and quarterly reports and current reports on Form 8-K, copies of which are available free of charge on SunCoke’s website at www.suncoke.com. All forward-looking statements included in this press release are expressly qualified in their entirety by such cautionary statements. Unpredictable or unknown factors not discussed in this release also could have material adverse effects on forward- looking statements.

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